UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 1, 2012
Level 3 Communications, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-15658	47-0210602
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado (Address of principal executive offices)	80021 (Zip code)

720-888-1000
(Registrant's telephone number including area code)
Not applicable
(Former name and former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Effective July 1, 2012, the Board of Directors (the “Board”) of Level 3 Communications, Inc. modified the membership of the following standing committees of the Board as indicated below: Audit, Compensation, Nominating and Governance and Strategic Planning.

Audit Committee
John T. Reed (Chairman)
Kevin P. Chilton
Archie R. Clemins

Compensation Committee
Michael J. Mahoney (Chairman)
Richard R. Jaros
Peter Seah Lim Huat
Albert C. Yates

Nominating and Governance Committee
James O. Ellis, Jr. (Chairman)
Steven T. Clontz
Albert C. Yates

Strategic Planning Committee
Steven T. Clontz (Chairman)
Archie R. Clemins
Richard R. Jaros
Charles C. Miller, III

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                Level 3 Communications, Inc.

                By: /s/ Neil J. Eckstein

                Neil J. Eckstein, Senior Vice President

Date: July 5, 2012

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